UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Hudson Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO CHANGE
HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
Pearl River, New York 10965
April [•], 2020
Dear Fellow Shareholders:
You are cordially invited to attend the Annual Meeting of Shareholders of Hudson Technologies, Inc., which will be held on Thursday, June 11, 2020 at 10:00 A.M. local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.
Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the attached Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided or vote by one of the other means provided in the Proxy Statement. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, in writing, of the correct address.
Your vote is very important, and we will appreciate a prompt return of your signed proxy card or other voting instructions. We hope to see you at the meeting.
Cordially,
Kevin J. Zugibe, P.E.
Chairman of the Board and
Chief Executive Officer

HUDSON TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2020
To the Shareholders of HUDSON TECHNOLOGIES, INC.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) will be held on Thursday, June 11, 2020 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:
1.
To elect a class of five directors who shall serve until the Annual Meeting of Shareholders to be held in 2022 or until their successors have been elected and qualified;

2.
To approve the Company’s 2020 Stock Incentive Plan;

3.
To approve an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split;

4.
To approve, by non-binding advisory vote, the resolution approving named executive officer compensation;

5.
To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020; and

6.
To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on April 13, 2020 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
By Order of the Board of Directors
Nat Krishnamurti
Secretary
April [•], 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JUNE 11, 2020 — The Proxy Statement and Annual Report to Shareholders are available at http://www.shareholdermaterial.com/hdsn/
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:
PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY ONE OF THE OTHER MEANS DESCRIBED IN THIS PROXY STATEMENT. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT
HUDSON TECHNOLOGIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2020
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the “Company”, “Hudson”, “we” or “our”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, June 11, 2020, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.
We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to our shareholders via the Internet. On or about April [•], 2020, we will be mailing our Notice of Internet Availability of Proxy Materials to our shareholders, which contains instructions for our shareholders’ use of this process, including how to access our 2020 proxy statement and 2019 annual report to shareholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the 2020 proxy statement and 2019 annual report to shareholders.
Proxies duly executed, returned and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.
The address and telephone number of the principal executive offices of the Company is:
PO Box 1541, One Blue Hill Plaza
Pearl River, New York 10965
Telephone No.: (845) 735-6000
OUTSTANDING STOCK AND VOTING RIGHTS
Only shareholders of record at the close of business on April 13, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding [•] shares of the Company’s common stock, par value $.01 per share (“Common Stock”), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.
VOTING PROCEDURES
Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. Therefore, the nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. In order to be approved, Proposal 3 must receive the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on the Proposal, i.e., the number of shares cast “FOR” Proposal 3 must constitute more than 50% of our outstanding shares of common stock. Proposals 2, 4, 5 and 6 will be decided by the majority of the votes cast by the holders of the Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company’s transfer agent.
In accordance with applicable law, abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the requirements of the law of the State of New York and the Certificate of

Incorporation and By-laws, as amended (the “By-laws”), of the Company, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of Proposals 2, 4, 5 and 6 to be voted on. Failures to vote, broker non-votes and abstentions will not be considered “votes cast” and will therefore have no effect on the outcome of these Proposals. With respect to Proposal 3, votes to abstain and broker non-votes are considered shares “entitled to vote,” and so these votes will have the same effect as a vote against Proposal 3. Similarly, shares that do not vote will have the same effect as a vote against Proposal 3.
Proxies will be voted in accordance with the instructions thereon. If no instructions are given, the proxies will be voted “for” the director nominees, and “for” the other proposals set forth herein and in the discretion of the indicated proxies upon such other business as may properly come before the meeting. Proxies may be revoked as noted above.

PROPOSAL 1
ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS
The Company’s By-laws currently provide that the Board is divided into two classes, with each class to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board but in any event, shall be no less than five (5) (subject to decrease by a resolution adopted by the shareholders).
At the Annual Meeting a class of five directors will be elected to a two-year term expiring at the Annual Meeting of Shareholders to be held in 2022. Messrs. Richard D. Caruso, Dominic J. Monetta, Richard Parrillo, Eric A. Prouty and Kevin J. Zugibe are the nominees for a two-year term expiring at the Annual Meeting of the Shareholders to be held in 2022.
Messrs. Vincent P. Abbatecola, Brian F. Coleman, Ms. Jill K. Frizzley and Mr. Otto C. Morch will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2021.
Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board. Each of the nominees has indicated to the Board that he will be available and is willing to serve.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.
The following is information with respect to the nominees for election as directors at the Annual Meeting that each nominee for director has given us about his or her age, all positions he or she holds, his or her principal occupation and his or her business experience for at least the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board.
Name	Age	Position
Richard D. Caruso	58	Director
Dominic J. Monetta	78	Director
Richard Parrillo	67	Director
Eric A. Prouty	50	Director
Kevin J. Zugibe	56	Director, Chairman and Chief Executive Officer
Richard D. Caruso, has been a Director of the Company since December 2019. Mr. Caruso has, since 2014 been an independent consultant providing restructuring and interim management services either directly to clients or as a project consultant through Huron Consulting Group, including serving as the Interim Chief Financial Officer of JW Aluminum Corporation from April 2017 through November 2018. Since April 2011, Mr. Caruso has served as the Chief Financial Officer of RG Steel, LLC, which filed for Chapter 11 bankruptcy in May 2012. From March 2005 to March 2011, Mr. Caruso served as a Managing Director of Huron Consulting Group during which time he held numerous interim management positions for numerous companies involved in restructuring as well as financial advisor to numerous other debtors and numerous creditors’ committees. Mr. Caruso currently serves on the board of directors of JW Aluminum Corporation, HCI-HVH, Inc , The Foundation for IUP, Residential Revival Indiana and the Baptist Homes Society. Previously, Mr. Caruso served on the board of directors of Motorcoach Industries, Penn Commonwealth Insurance, Small Tube Products, Ameribank and the National Aviary. Mr. Caruso has extensive experience in executive management, including special situations and restructuring matters.
Dominic J. Monetta, DPA has been a Director of the Company since April 1996. Dr. Monetta has, since August 1993, been the President of Resource Alternatives, Inc., a corporate development firm concentrating on resolving technically oriented managerial issues facing chief executive officers and their senior executives. From December 1991 to May 1993, Dr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology, United States Department of Defense. From June 1989 to December 1991, Dr. Monetta served as the Director of the Office of New Production Reactors, United States Department of Energy. Dr. Monetta’s qualifications to sit on our Board include his chemical engineering and other management experience obtained as a senior executive for the US Departments of Energy and Defense. Dr. Monetta has over 20 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board and his experience also includes his membership on the Company’s Audit Committee for the last 12 years and Occupational, Safety and Environmental Protection Committee for the last 17 years.
Richard Parrillo has been a director of the Company since September 2014. Mr. Parrillo has, since 2007 been the Managing Member and principal of Tank Wash USA, LLC, an industrial tank cleaning and inspection company. Between 2000 and 2007, Mr. Parrillo was the Managing Member of Brite Clean, LLC. Between 1999 and 2007, Mr. Parrillo was the Managing Member of Matlack Leasing LLC, and he served as Vice President of Matlack Leasing Corporation, a subsidiary of Matlack Systems, Inc. from 1995 to 1999. From 1990 to 1995, Mr. Parrillo served as North American Sales Manager for Eurotainer USA, Inc. Mr. Parrillo also served as Sales/Operations Manager for SSM Coal North America, Inc., from 1984 to 1990, and worked at the Rentco Division of Fruehauf Corp. We believe that Mr. Parrillo’s qualifications to sit on the board include his more than 30 years of business experience in the petrochemical and related service industries, both domestically and internationally, as well as his experience in the areas of mergers, acquisitions, management and sales, having negotiated, acquired and managed 14 related companies over the past 30 years.
Eric A. Prouty has been a director of the Company since September 2014. Mr. Prouty has, since January 2012, been an independent consultant providing business development and capital markets consulting services and has provided such services to Hudson at various times between May 2012 and December 2018. Mr. Prouty currently is a Partner at AdvisIRy Partners, a New York based investor relations firm. He also is a Non-Executive Director of Pacific Green Technologies where he serves as the Chairman of the Audit Committee. From June 1992 through November 2011, Mr. Prouty held positions in the research departments of a number of sell side and buy side firms with a sector focus on the cleantech and sustainability industries with firms including Canaccord Genuity, Adams Harkness, Robertson Stephens and First Albany. From April 2018 to February 2019, Mr. Prouty served on the board of directors and on the audit committee of Aqua Metals, Inc. (AQMS). Mr. Prouty currently is a Trustee and Treasurer of the Hancock Shaker Village. We believe that Mr. Prouty’s qualifications to sit on the board include his more than 25 years of experience as an equity research analyst in the investment banking field and knowledge of the sustainability industry.
Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. We believe Mr. Zugibe’s qualifications to sit on our Board include his over 30 years of experience in the air conditioning and refrigeration industry including as our founder, our Chairman and Chief Executive Officer for over 25 years. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia.
The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2021:
Name	Age	Position
Vincent P. Abbatecola	74	Director
Brian F. Coleman	58	Director, President and Chief Operating Officer
Jill K. Frizzley	44	Director
Otto C. Morch	86	Director
Vincent P. Abbatecola has been a Director of the Company since June 1994. Mr. Abbatecola is President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since May 1971. He was formerly the Chairman of the National Packaged Ice Association. Mr. Abbatecola

serves on the Nyack Hospital Board of Trustees, the United Hospice Board and the St. Thomas Aquinas College President’s Council. We believe that Mr. Abbatecola’s qualifications to sit on our Board include executive business experience in his industry, his over 25 years of experience in the refrigeration industry and as Chairman of the Company’s Audit Committee for 26 years.
Brian F. Coleman has been a Director of the Company since December 2007, and President and Chief Operating Officer of the Company since August 2001 and served as Chief Financial Officer of the Company from May 1997 until December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and from July 1995, was a partner with BDO USA, LLP, the Company’s independent registered public accounting firm. We believe Mr. Coleman’s qualifications to sit on our Board include his prior financial and accounting experience obtained as a partner with BDO USA, LLP, and his over 20 years of experience in the air conditioning and refrigeration industry including as our President and Chief Operating Officer for the past 19 years.
Jill K. Frizzley has been a Director of the Company since December 2019. Since June 2019, Ms. Frizzley has been the president of Wildrose Partners, LLC, an independent consultant company providing governance and restructuring advisory services to corporations. From 2016 through May 2019, Ms. Frizzley served as Counsel in the Business Finance and Restructuring Group at Weil, Gotshal, & Manges, LLP, a global law firm, where she led legal and business teams on prominent debtor and creditor representations. From 2000 until 2016, Ms. Frizzley served as Associate and then Counsel in the Bankruptcy & Business Finance group at Sherman & Sterling LLP, representing corporate entities and financial services companies. Ms. Frizzley currently serves as an independent director on the board of directors of Utex Holding, Inc., EYP Architecture & Engineering, as well as iQor, for which she is also on the compensation committee. Ms. Frizzley is also an independent director for a material subsidiary of Intelsat (NYSE: I) as well as an independent manager on a restructuring committee of Dura Automotive Systems, which is currently in chapter 11. We believe that Ms. Frizzley’s qualifications to sit on the board include her more than 20 years of experience and expertise as a legal and governance advisor across various industries.
Otto C. Morch has been a Director of the Company since March 1996. Mr. Morch was a Senior Vice President of Commercial Banking at Provident Savings Bank, F.A. for more than five years until his retirement in December 1997. We believe that Mr. Morch’s qualifications to sit on our Board include his financial and other experience obtained as a Senior Vice President at Provident Savings Bank, F.A., his 23 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including his membership on the Company’s Audit Committee for 24 years.
The Board has determined that each of Messrs. Abbatecola, Caruso, Ms. Frizzley, and Messrs. Monetta, Morch, Parrillo and Prouty is an “independent director” within the meaning of applicable NASDAQ Listing Rules. The Board assessed Mr. Prouty’s independence based on the applicable NASDAQ Listing Rules criteria and determined, notwithstanding the consulting services described in “Certain Relationships and Related Transactions” below, that he does not have a relationship that, in the opinion of the Board, would interfere with exercising independent judgment in carrying out a director’s responsibilities.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
DESCRIBED ABOVE
BOARD AND COMMITTEE INFORMATION
Board Meetings
A total of 11 meetings of the Board were held during the fiscal year ended December 31, 2019 (“Fiscal 2019”). During Fiscal 2019, no director attended fewer than 75 percent of the aggregate of  (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he or she served.
Committees of the Board of Directors
The Board has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company’s independent registered public accounting firm. The members of the Audit Committee are Messrs. Abbatecola, Monetta, Morch, and Parrillo. The Board has determined that each member of the Audit Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable Securities and Exchange Commission (“SEC”) rules under the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee does not have a member who qualifies as a “financial expert” under the federal securities laws. The members of the Audit Committee have each been active in the business community and have broad and diverse backgrounds, and financial experience. Two of the current members have served on the Company’s Audit Committee and have overseen the financial review by the Company’s independent auditors for more than 15 years. The Company believes that the current members of the Audit Committee are able to fully and faithfully perform the functions of the Audit Committee and that the Company does not need to install a “financial expert” on the Audit Committee. The Audit Committee held 6 meetings during Fiscal 2019. A copy of the Audit Committee charter is available on the Company’s website at www.hudsontech.com.
The Board also has a Compensation Committee, which is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and for the administration of the Company’s employee benefit plans. The Compensation Committee is also responsible for reviewing and approving the compensation of the Company’s directors. The executive officers do not determine executive or director compensation but provide information and recommendations to the Compensation Committee upon its request. The members of the Compensation Committee are Messrs. Abbatecola, Monetta, Morch and Parrillo. The Board has determined that each member of the Compensation Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable SEC rules under the Exchange Act. The Compensation Committee held 5 meetings during Fiscal 2019. A copy of the Compensation Committee charter is available on the Company’s website at www.hudsontech.com.
The Board also has an Executive Committee which is authorized to exercise the powers of the Board in the general supervision and control of the business affairs of the Company during the intervals between meetings of the Board. The members of the Executive Committee are Messrs. Abbatecola, Caruso, Ms. Frizzley, and Messrs. Morch, Prouty and Zugibe.
The Board also has an Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company’s Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe.
In December 2019 the Board established a Restructuring Committee, which is responsible for commencing, overseeing and managing any process to sell or refinance the Company, and to manage all aspects of the Company’s restructuring efforts and strategies. The members of the Restructuring Committee are Messrs. Zugibe and Caruso and Ms. Frizzley.
The Board has a Nominating Committee whose members consist of Messrs. Abbatecola, Monetta and Zugibe, and which was responsible for recommending to the independent directors the nominees for election to the Board at the annual meeting of the shareholders. Mr. Zugibe is not an independent director within the meaning of the applicable NASDAQ Listing Rules. In accordance with applicable NASDAQ Listing Rules, the nominees for director at the Annual Meeting named above were selected as nominees to the Board by vote of a majority of the independent directors. When reviewing candidates for our Board, the Nominating Committee and the independent members of the Board consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating Committee and the independent Board members also believe that all directors should possess the attributes described below in the last paragraph under the caption “Consideration of Director Nominees Recommended by Shareholders.” While neither the Nominating Committee nor the Board has a formal policy with respect to diversity, the Nominating Committee and the Board believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee and the independent members of the Board consider the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Shareholder nominations for directors of the Company will be considered by the independent directors subject to the shareholder complying with the procedures described below. The Nominating Committee held one meeting during Fiscal 2019. The Nominating Committee does not have a charter.
Board Leadership Structure
The Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman of the Board, provides us with the most effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both the Board and our management. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides us with unified leadership and focus and that our business strategies are best served if the Chairman is also a member of our management team. We do not have a lead independent director; however, our Audit Committee and our Compensation Committee are comprised solely of independent directors and our Nominating Committee is comprised of a majority of independent directors. We believe the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors to meet in executive session without our Chief Executive Officer and the other members of our management present, help ensure that our Board maintains a level of independent oversight of management that is appropriate for our Company.
Risk Management
The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Nominating Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports, or otherwise, about such risks.
Audit Committee Report
In December 2019, the Audit Committee met with management and the Company’s independent public accounting firm, BDO USA, LLC to review and discuss the audit and the procedures and timing of the audit. In February 2020, the Audit Committee met with management and BDO USA, LLP to review and discuss the audited financial statements. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and confirming letter from BDO USA, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its independence and has discussed with BDO USA, LLP its independence from the Company. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
The Audit Committee —
Vincent Abbatecola, Dominic Monetta, Otto Morch, and Richard Parrillo.
Code of Conduct and Ethics
The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of conduct and ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965, Attention: Brian F. Coleman.

Executive Officers
In addition to Kevin J. Zugibe and Brian F. Coleman, Messrs. Nat Krishnamurti and Ryan A. Maupin serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:
Nat Krishnamurti, age 48, was appointed to the position of Vice President, Chief Financial Officer in September 2016 and was also appointed as the Company’s Secretary in May 2019. Mr. Krishnamurti was the Chief Financial Officer and Interim Chief Financial Officer of Interpace Diagnostics Group, Inc. during 2016 after serving as Vice President, Corporate Controller and Chief Accounting Officer from August 2015 to February 2016. Prior to joining Interpace, Mr. Krishnamurti served as chief financial officer of Applied Minerals, Inc., a publicly traded company, from May 2012 to August 2015. Prior to Applied Minerals, from May 2000 to September 2011, Mr. Krishnamurti served as Chief Accounting Officer for inVentiv Health, a global provider of clinical, communications and commercial services which was publicly traded until August 2010. While at inVentiv Health, he also held various finance positions of increasing responsibility, including Manager, Director, and VP of Finance. Prior to inVentiv Health, Mr. Krishnamurti worked in public accounting firms, including PricewaterhouseCoopers LLP. Mr. Krishnamurti earned an M.B.A. from Long Island University and a B.S. in accounting from City University of New York, Brooklyn College and is a licensed Certified Public Accountant.
Ryan A. Maupin, age 39, was appointed to the position of Chief Restructuring Officer in January 2020. Mr. Maupin is a Principal of Grant Thornton LLP in its Strategic Solutions practice, a position he has held since 2015. Prior to becoming a Principal, from 2013-2015, Mr. Maupin was a Director in the Strategic Solutions practice of Grant Thornton LLP. Mr. Maupin specializes in advising boards of directors, senior executives, creditors and funds in restructuring situations. From 2010 to 2013, Mr. Maupin was a Director in the Transactions and Restructuring Group at KPMG LLP. From 2006 to 2010 he was a Manager at Grant Thornton LLP and from 2005 to 2006 served as a Consultant at Navigant Capital Advisors.
COMMUNICATIONS WITH THE BOARD
The Board has established a process for shareholders to send communications to the Board. Shareholders may communicate with the Board individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board.
BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS
We have a policy that strongly encourages directors to attend our Annual Meeting of Shareholders. Last year’s Annual Meeting of Shareholders was attended by all of our directors then serving.
CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS
Shareholders of Hudson wishing to recommend director candidates to the Board must submit their recommendations in writing to the Chairman of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965.
The independent directors of the Board will consider nominees recommended by Hudson’s shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by shareholders that comply with these procedures will be considered either solely by Hudson’s independent directors, or by a nominating committee of the Board that is comprised solely of Hudson’s independent directors, if such committee exists at the time. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASDAQ Listing Rules. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of Hudson entitled to vote at such meeting; (ii) a representation as to the beneficial interest of the shareholder making the nomination including, without limitation, any derivative securities holdings, short interests, hedges and any agreements that increase or decrease such shareholder’s voting power; (iii) all stock ownership information with respect to any shareholder or shareholder group with whom the shareholder making the nomination is associated, whether or not such persons constitute a filing group for purposes of Schedule 13D; (iv) whether the shareholder making the nomination intends individually or as part of a group, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Hudson’s outstanding capital stock required to approve or adopt the proposal, and/or to otherwise solicit proxies in support of such proposal; (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (vi) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and (vii) the consent of each nominee to serve as a director of Hudson if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered. All shareholder recommendations will be reviewed in the same manner as other potential candidates for Board membership.
The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Hudson. Criteria to be considered for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of Hudson’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Hudson. Such persons should not have commitments that would materially conflict with the time commitments of a Director of Hudson.
DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS
A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2021, which we currently anticipate will be held in or about June 2021, is required to give written notice containing the required information specified above and otherwise in accordance with our By-Laws, addressed to the Independent Directors of the Board, c/o Secretary of the Company, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no earlier than February 11, 2021 and no later than March 13, 2021. In the event that the Annual Meeting of Shareholders to be held in 2021 is held either before May 12, 2021 or after August 10, 2021, then the notice of nomination and other required information must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public announcement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting.
In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2021 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof  (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on Hudson’s review of copies of such forms received by Hudson, and on representations made to us, we believe that during the year ended December 31, 2019, all filing requirements applicable to all officers, directors and greater than 10% beneficial shareholders were timely complied with, except that Richard D. Caruso and Jill K. Frizzley each failed to file one Form 3 on a timely basis due to delays in obtaining filing codes from the SEC.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Program and Philosophy
Our compensation program is intended to:
•
Attract, motivate, retain and reward employees of outstanding ability;

•
Link changes in employee compensation to individual and corporate performance;

•
Align employees’ interests with those of the Company’s shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and equity incentive awards.
The Board’s Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to the Company’s executive officers, has carefully considered the results of prior say-on-pay shareholder votes. In September 2019, the Compensation Committee retained BDO USA, LLP to prepare a market analysis comparing executive salary data to published survey data and market peer group data. The Company paid BDO USA, LLP a fee of  $17,150 for these services. The Compensation Committee was cognizant that BDO USA, LLP also acts as the Company’s outside audit firm but did not believe such role represented a material conflict of interest.
Base Salaries
Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated by the Compensation Committee on a bi-annual basis against local companies of similar size and nature. No changes were made to the base salaries of any of the Company’s executive officers during the fiscal year ended December 31, 2019.
Annual Bonus Plan Compensation
In December 2015, the Company established an annual bonus program for the payment of cash and/or equity awards to some or all of the executive officers based upon the Company’s annual earnings and potentially other financial and personal metrics. The amount of the aggregate pool to be established each year will be determined by the Compensation Committee on or about the end of each fiscal year, based upon the Company achieving earnings in excess of a pre-determined level for each fiscal year (the “Benchmark”). In the event the Company’s earnings exceed the Benchmark for the applicable fiscal year, some or all of the executive officers may receive bonuses in the form of cash, stock options, stock or some combination thereof. The Compensation Committee will determine the amount, if any, of the awards to be received by the Chief Executive Officer (“CEO”) and the President/Chief Operating Officer (“COO”) and whether the awards will be made in cash, stock options or stock, or some combination thereof, which determination will be made, based upon the overall financial results of the Company during the applicable fiscal year as well as on the personal performance of the CEO and COO during the applicable fiscal year. The CEO and the COO will determine the amount, if any, of the awards to be received to all other executive officers, and whether the awards will be made in cash, stock options or stock, or some combination thereof, which determination will be made based upon the overall financial results of the Company during the applicable fiscal year as well as on the personal performance of each of the executive officers during the applicable fiscal year.
For fiscal year 2019, the Compensation Committee determined that the 2019 Benchmarks determined by the Compensation Committee had not been achieved and therefore no bonus pool was established for the award of bonuses to the Executive Officers in accordance with the Company’s annual bonus program.

Equity Incentive Awards
Company executives are eligible to receive restricted stock and stock options (which give them the right to purchase shares of common stock at a specified price in the future). These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of restricted stock and stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for stockholders and retaining key employees.
Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers. We have adopted a number of equity compensation plans governing the grant of such stock options. All of our equity compensation plans have been approved by our shareholders.
Annual option grants to executive officers are made at the discretion of the Board or the Compensation Committee and may be in the form of incentive stock options (“ISOs”) up to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. The option grants are subject to the terms of the relevant plan. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.
Our current practice for options issued to all employees and to non-employee directors is typically to issue options that vest immediately upon issuance or over the first year of the option grant, and carry a term of ten years.
The Compensation Committee also determined to grant $699,200 in value of incentive awards in the form of stock options (“Incentive Options”) to the executive officers and certain directors conditioned upon the execution of an amendment of the Company’s Term Loan Agreement to recast the financial covenants in the Term Loan Agreement by which the Company would regain compliance with the Term Loan Agreement (a “Term Loan Amendment”). The Compensation Committee also determined to issue $515,200 in value of stock options to the executive officers and certain key management personnel conditioned upon the execution of a Term Loan Amendment which options would vest quarterly over a one-year period with vesting conditioned upon the Company’s continued compliance with the covenant requirements of the Term Loan Agreement as recast by the Term Loan Amendment (“Conditional Options”). On December 19, 2019 the Company executed a Term Loan Amendment. On December 19, 2019, Mr. Zugibe received Non-qualified Options to purchase 600,000 shares of Common Stock (valued at $276,000) based upon the execution of the Term Loan Amendment and received Conditional Options to purchase 375,000 shares of Common Stock (valued at $172,500) based upon the execution of the Term Loan Amendment. On December 19, 2019, Mr. Coleman received Non-qualified Options to purchase 570,000 shares of Common Stock (valued at $262,200) based upon the execution of the Term Loan Amendment and received Conditional Options to purchase 375,000 shares of Common Stock (valued at $172,500) based upon the execution of the Term Loan Amendment. On December 19, 2019, Mr. Krishnamurti received Non-qualified Options to purchase 175,000 shares of Common Stock (valued at $80,500) based upon the execution of the Term Loan Amendment and received Conditional Options to purchase 125,000 shares of Common Stock (valued at $57,500) based upon the execution of the Term Loan Amendment.

The number of stock options granted in Fiscal 2019 to the named executive officers, and their estimated fair value, were as follows:
Named Executive Officer	Grant Date	Number of Options Granted	Estimated Fair Value of Awards at Grant Date
Kevin J. Zugibe	12/19/2019	975,000	$448,500
Brian F. Coleman	12/19/2019	945,000	$434,700
Nat Krishnamurti	12/19/2019	300,000	$138,000
The stock options awarded to Messrs. Zugibe, Coleman and Krishnamurti on December 19, 2019 had an exercise price of  $0.75 (which was equal to the closing market price per share of our stock on the date of the grant).
All Non-qualified Options included in the above table provide for 100% vesting on the date of issuance with a stated expiration date of ten years after grant. All Conditional Options included in the above table, provide for quarterly vesting over a one-year period with vesting conditioned upon the Company’s continued compliance with the covenant requirements of the Term Loan Agreement as recast by the Term Loan Amendment, and have a stated expiration date of ten years after grant.
On May 2, 2019 we made a grant of three-year immediately exercisable Non-qualified Options to purchase 25,000 shares of Common Stock of the Company with an exercise price of  $1.70 per share, to Stephen P. Mandracchia, our former Vice President Legal and Regulatory and Secretary, in connection with his retirement from the Company.
We did not make grants of restricted stock to any named executive officers during Fiscal 2019.
Other Annual Compensation and Benefits
Although direct compensation, in the form of salary, non-equity incentive awards and long-term equity incentive awards provide most of the compensation to each Executive Officer, we also provide for the following items of additional compensation:
•
Retirement savings are provided by a 401(k) plan, in the same manner to all U.S. employees. This plan includes an employer matching contribution of 20% of an employee’s annual contribution up to a maximum of  $600 which is intended to encourage employees (including the chief executive officer) to save for retirement.

•
Health, life and disability benefits are offered to our executive officers in the same manner to all of our U.S. employees. We provided additional long term disability and long term care policies for each of our executive officers.

Additionally, in August, 2019, the Compensation Committee authorized the Company to purchase a $1,000,000 “Whole Life Legacy 10-Pay” life insurance policy for, and in the name of, Brian F. Coleman, and to maintain the said policy in full force and effect for as long as Brian F. Coleman remains employed by the Company, at a fixed annual premium of  $71,210 for a maximum of ten (10) years.

Summary of Compensation
Summary Compensation Table
The following table discloses, for the years indicated, the compensation for (i) our Chief Executive Officer, (ii) our two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2019 and whose total compensation during the year ended December 31, 2019 exceeded $100,000 and (iii) any person who served as an executive officer in 2019 and would have been one of our two most highly compensated executive officers, other than the Chief Executive Officer, but for the fact that he was not an executive officer at the end of the year ended December 31, 2019 (collectively, the “Named Executives”).
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Kevin J. Zugibe, Chairman, Chief Executive Officer(3)	2019	$532,800	—	$448,500	—	$5,400(4)	$989,700
	2018	$532,800	—	$422,611	—	$5,400(4)	$960,811
Brian F. Coleman, President, Chief Operating Officer(3)	2019	$346,300	—	$434,700	—	$86,410(5)	$867,410
	2018	$346,300	—	$423,933	—	$15,200(5)	$785,433
Nat Krishnamurti, Chief Financial Officer and Secretary	2019	$250,000	—	$138,000	—	$2,800(4)	$390,800
	2018	$250,000	$4,520(6)	$206,193	—	$2,800(4)	$464,513

(1)
We utilize the grant date fair value using the Black-Scholes method as described in Note 11 to the Notes to the Consolidated Financial Statements contained in our Form 10-K for the year ended December 31, 2019.

(2)
Amount was earned in the indicated calendar year and paid during first quarter of following year.

(3)
Messrs. Coleman and Zugibe did not receive any additional compensation for services as a director during the years ended December 31, 2019 and 2018.

(4)
Represent payments for supplemental long term disability insurance purchased for the benefit of the executive officers.

(5)
Represent payments to Mr. Coleman for (a) supplemental long term disability insurance purchased for the benefit of the executive officer ($5,607 in 2019), (b) payments of annual premiums for long term care insurance purchased for the benefit of the executive officer and, where applicable, the executive officer’s spouse ($9,623 in 2019), and (c) payments of annual premiums for a life insurance policy purchased for the benefit of he executive officer ($71,210 in 2019).

(6)
Reflects the fair value of a share grant computed in accordance with FASB ASC Topic 718, based on the applicable fair-market value on the date of grant.

Employment, Termination, Change of Control and other Agreements
Kevin J. Zugibe.   In March 2016, we entered into a Second Amended and Restated Employment Agreement with Kevin J. Zugibe, which currently expires in March 2020 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. Pursuant to the agreement, Mr. Zugibe is receiving an annual base salary of  $532,800 with such increases and bonuses as our Board of Directors may determine. The agreement provides that Mr. Zugibe is entitled to sick leave for up to one hundred twenty days with continuation of at least 75% of Mr. Zugibe’s salary after the commencement of his sick leave. Mr. Zugibe is also entitled to take up to five weeks of vacation, excluding paid holidays. In September 2019, we entered into a Third Amended and Restated Employment Agreement with Kevin J. Zugibe which amended the prior agreement to update the agreements with respect to certain recent regulatory developments, including the Defend Trade Secrets Act and related whistleblower provisions, and other technical and clarifying amendments. The Third Amended and Restated Employment Agreement did not materially amend the economic or other fundamental terms of the existing agreements. On December 19, 2019, we entered into a Fourth Amended and Restated Employment Agreement with Mr. Zugibe which amended the prior agreements to make certain technical amendments and otherwise to add a provision providing that severance is triggered under the applicable agreement in the event that the executive’s employment is terminated by the Company without Cause (as defined) or for any reason by the executive within sixty (60) days following a Fundamental Change (as defined). A “Fundamental Change” is defined to include (a) if the Company or certain of its subsidiaries shall make a general assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed; (b) upon commencement of any proceedings by the Company or certain of its subsidiaries under any bankruptcy, reorganization, or similar law or statute; (c) upon the commencement of the dissolution or liquidation of the Company or certain of its subsidiaries; or a (d) upon a Change in Control (as defined therein).
As part of the agreement, Mr. Zugibe has agreed to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with us in the United States for a period of twenty-four months after his termination for any reason. The agreement also provides that, in the event of his involuntary separation from Hudson without cause, or in the event he becomes disabled, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and payment over a twenty four month period of an amount equivalent to 100% of the highest bonus paid to Mr. Zugibe in the three years prior to his termination. The agreement also provides that in the event of his involuntary separation from Hudson without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, we will assign to Mr. Zugibe any life insurance policy we hold insuring the life of Mr. Zugibe. We are the beneficiary of a “key-man” insurance policy on the life of Mr. Zugibe in the amount of  $1,000,000.
Brian F. Coleman.   In March 2016, we entered into an agreement with Brian F. Coleman, pursuant to which, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with us in the United States for a period of eighteen months after his termination for any reason. The agreement provides that Mr. Coleman is entitled to sick leave for up to one hundred twenty days with continuation of at least 75% of Mr. Coleman’s salary after the commencement of his sick leave. The agreement also provides that, in the event of his involuntary separation without cause, or in the event he becomes disabled, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and payment over an eighteen month period of an amount equivalent to 100% of the highest bonus paid to Mr. Coleman in the three years prior to his termination. In September 2019, the agreement was amended to update the agreement with respect to certain recent regulatory developments, including the Defend Trade Secrets Act and related whistleblower provisions, and other technical and clarifying amendments. The amended agreement did not materially amend the economic or other fundamental terms of the existing agreement. On December 19, 2019, we entered into a Third Amended and Restated Agreement with Mr. Coleman which amended the prior agreements to make certain technical amendments and otherwise to add a provision providing that severance is triggered under the applicable agreement in the event that the executive’s employment is terminated by the Company without Cause (as defined) or for any reason by the executive within sixty (60) days following a Fundamental Change (as defined). A “Fundamental Change” is defined to include (a) if the Company or certain of its subsidiaries shall make a general assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed; (b) upon commencement of any proceedings by the Company or certain of its subsidiaries under any bankruptcy, reorganization, or similar law or statute; (c) upon the commencement of the dissolution or liquidation of the Company or certain of its subsidiaries; or a (d) upon a Change in Control (as defined therein).
Nat Krishnamurti.   On September 5, 2016, we entered into an agreement with Nat Krishnamurti, pursuant to which Mr. Krishnamurti has agreed to certain covenants and restrictions, which include an agreement that Mr. Krishnamurti will not compete with us in the United States for a period of eighteen months after his termination for any reason. The agreement provides that Mr. Krishnamurti is entitled to sick leave for up to one hundred twenty days with continuation of at least 75% of Mr. Krishnamurti’s salary after the commencement of his sick leave. The agreement also provides that in the event of his involuntary separation without cause, or in the event he becomes disabled, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Krishnamurti will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twelve months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination. In September 2019, the agreement was amended to update the agreement with respect to certain recent regulatory developments, including the Defend Trade Secrets Act and related whistleblower provisions, and other technical and clarifying amendments. The amended agreement did not materially amend the economic or other fundamental terms of the existing agreement.
Ryan A. Maupin.   Mr. Maupin’s services are being provided to the Company by Grant Thornton LLP at a cost of  $120,000 per month. Mr. Maupin was retained by the Company in accordance with the requirements set forth in the Waiver and Fourth Amendment to Term Loan Credit and Security Agreement (the “Fourth Amendment”) among Hudson Technologies Company (“HTC”), an indirect subsidiary of the Company, and HTC’s affiliates Hudson Holdings, Inc. and Aspen Refrigerants, Inc., as borrowers, the Company as a guarantor, and U.S. Bank National Association, as collateral agent and administrative agent, and the various lenders thereunder. In the event that, following the retention of the Chief Restructuring Officer (“CRO”), LTM Adjusted EBITDA (as defined) exceeds the greater of  (x) 105% of the minimum LTM Adjusted EBITDA and (y) $9.55 million for two consecutive quarterly reporting periods, the Company may terminate the CRO if the Company reasonably determines that the services of the CRO are no longer needed; provided, that no default shall have occurred or be continuing under the Term Loan Facility.
Stock Option Grants or Stock Awards
The following table discloses the outstanding option awards held by the Named Executives as of December 31, 2019. Other than the Conditional Options described in “Compensation Discussion and Analysis” above, all outstanding grants to the Named Executives are fully vested. No outstanding unvested stock awards have been issued to the Named Executives.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Kevin J. Zugibe	600,000	375,000(1)	$0.75	12/19/2029
	907,562	—	$1.09	11/30/2021
Brian F. Coleman	570,000	375,000(1)	$0.75	12/19/2029
	910,400	—	$1.09	11/30/2021
Nat Krishnamurti	175,000	125,000(1)	$0.75	12/19/2029
	442,800	—	$1.09	11/30/2021

(1)
The indicated unvested options provide for quarterly vesting over a one-year period from date of grant with vesting conditioned upon the Company’s continued compliance with the covenant requirements of its term loan agreement as recast by the most recent amendment thereto.

Stock Option Plans
2008 Stock Incentive Plan
We have adopted the 2008 Stock Incentive Plan (the “2008 Plan”), pursuant to which 3,000,000 shares of our common stock were reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs could be granted under the 2008 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards could be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights could also be issued in tandem with stock options. The ability to grant options or other awards under the 2008 Plan expired on June 19, 2018.
As of December 31, 2019, we had options outstanding to purchase 345,197 shares of common stock under the 2008 Plan.
2014 Stock Incentive Plan
We have adopted the 2014 Stock Incentive Plan (the “2014 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2014 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.
The 2014 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2014 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2014 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2014 Plan is sooner terminated, the ability to grant options or other awards under the 2014 Plan will expire on September 17, 2024.
ISOs granted under the 2014 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2014 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2014 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2014 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.
As of December 31, 2019, we had options outstanding to purchase 2,774,580 shares of common stock under the 2014 Plan and 0 shares are reserved for future issuances under the 2014 Plan.
2018 Stock Incentive Plan
We have adopted the 2018 Stock Incentive Plan (the “2018 Plan”), pursuant to which 4,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2018 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

The 2018 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2018 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2018 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2018 Plan is sooner terminated, the ability to grant options or other awards under the 2018 Plan will expire on June 7, 2028.
ISOs granted under the 2018 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2018 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2018 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2018 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.
As of December 31, 2019, we had options outstanding to purchase 3,922,600 shares of common stock under the 2018 Plan and 77,400 shares are reserved for future issuances under the 2018 Plan.
Director Compensation
Non-employee directors receive an annual fee of  $51,000 per year, to be paid in a combination of cash and equity compensation in the form of stock options or stock grants. An additional $5,000 per year is paid to non-employee directors serving as the chairman of the Company’s Audit, Compensation and Safety and Environmental Protection Committees. Non-employee directors also receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings. In 2019 Messrs. Abbatecola, Monetta and Morch each received a total annual fee of  $56,000 plus reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings, and Messrs. Parrillo and Prouty each received a total annual fee of  $51,000 plus reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings. In December 2019, each of Messrs. Abbatecola, Monetta, Morch, Parrillo and Prouty received additional stock option grants valued at $27,600 upon the execution of the Fourth Amendment to the Company’s term loan facility. Mr. Caruso and Ms. Frizzley joined the Board on December 19, 2019 and did not receive compensation for Board service during the remainder of 2019. The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2019.

DIRECTOR COMPENSATION
Name	Fees earned or paid in cash	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Vincent P. Abbatecola(3)	$46,000	—	$37,600	—	$83,600
Richard D. Caruso(3)(4)	—	—	—	—	$0
Jill K. Frizzley(3)(4)	—	—	—	—	$0
Dominic J. Monetta(3)	$46,000	$10,000	$27,600	—	$83,600
Otto C. Morch(3)	$46,000	—	$37,600	—	$83,600
Richard Parrillo(3)	$30,000	—	$48,600	—	$78,600
Eric A. Prouty(3)	$31,000	—	$47,600	—	$78,600

(1)
Reflects the fair value of a share grant computed in accordance with FASB ASC Topic 718, based on the applicable fair-market value on the date of grant.

(2)
We utilize the grant date fair value using the Black-Scholes method as described in Note 11 to the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
As of December 31, 2019, Mr. Abbatecola held options to purchase 221,312 shares of common stock, Mr. Caruso and Ms. Frizzley did not hold any options, Mr. Morch held options to purchase 214,594 shares of common stock, Dr. Monetta held options to purchase 182,009 shares of common stock, Mr. Parrillo held options to purchase 214,781 shares of common stock, and Mr. Prouty held options to purchase 175,645 shares of common stock.

(4)
Joined the Board on December 19, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 31, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) the Named Executives, (iii) each of our directors and (iv) all of our directors and executive officers as a group:
BENEFICIAL OWNERSHIP TABLE
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Kevin J. Zugibe	5,206,235(2)	11.8%
Brian F. Coleman	2,069,169(3)	4.7%
Nat Krishnamurti	663,832(4)	1.5%
Vincent P. Abbatecola	344,490(5)	*
Richard D. Caruso	0	—
Jill K. Frizzley	0	—
Dominic J. Monetta	288,371(6)	*
Otto C. Morch	257,929(7)	*
Richard Parrillo	322,415(8)	*
Eric A. Prouty	262,585(9)	*
ArrowMark Colorado Holdings LLC	4,286,631(10)	10.1%
Cooper Creek Partners Management LLC	4,161,573(11)	9.8%
Ernest Lazarus	3,959,915(12)	9.3%
Calm Waters Partnership	3,404,573(13)	8.0%
All directors and executive officers as a group (Eleven Persons)	9,415,026(14)	19.8%

*
= Less than 1%

(1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 31, 2020. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not held by any other person) and which are exercisable within 60 days from March 31, 2020 have been exercised. Unless otherwise noted, Hudson believes that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The address for each beneficial owner, unless otherwise noted, is c/o Hudson Technologies, Inc. at: PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965.

(2)
Includes (i) 907,562 shares that may be purchased at $1.09 per share, and (ii) 693,750 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(3)
Includes (i) 910,400 shares that may be purchased at $1.09 per share, and (ii) 663,750 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(4)
Includes (i) 442,800 shares that may be purchased at $1.09 per share, and (ii) 206,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(5)
Includes (i) 25,000 shares that may be purchased at $1.31 per share; (ii) 10,281 shares which may be purchased at $ 3.27 per share; (iii) 21,118 shares which may be purchased at $1.88 per share; (iv) 8,224 shares which may be purchased at $1.76 per share; (v) 81,689 shares which may be purchased at $1.09 per share; (vi) 40,000 shares which may be purchased at $0.62 per share and (vi) 41,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(6)
Includes (i) 25,000 shares which may be purchased at $1.31 per share; (ii) 10,281 shares which may be purchased at $3.27 per share; (iii) 21,118 shares which may be purchased at $1.88 per share; (iv) 16,447 shares that may be purchased at $1.76 per share; (v) 74,163 shares which may be purchased at $1.09 per share and (vi) 41,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(7)
Includes (i) 25,000 shares which may be purchased at $1.31 per share; (ii) 10,281 shares which may be purchased at $3.27 per share; (iii) 21,118 shares which may be purchased at $1.88 per share; and (iv) 83,195 shares that may be purchased at $1.09 per share; (v) 40,000 shares that may be purchased at $0.62 per share and (vi) 41,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(8)
Includes (i) 18,092 shares that may be purchased at $1.76 per share; (ii) 81,689 shares which may be purchased at $1.09 per share; (iii) 80,000 shares that may be purchased at $0.62 per share; and (iv) 41,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(9)
Includes (i) 18,092 shares which may be purchased at $1.76 per share, (ii) 42,553 shares which may be purchased at $1.09 per share; (iii) 80,000 shares that may be purchased at $0.62 per share; and (iv) 41,250 shares that may be purchased at $0.75 per share, under immediately exercisable options.

(10)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment No. 3 filed by ArrowMark Colorado Holdings LLC on February 14, 2020. The address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

(11)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment No. 17 filed by Cooper Creek Partners Management LLC on February 11, 2020. The address of Cooper Creek Partners Management LLC is 501 Madison Avenue, Suite 1201, New York, New York 10022.

(12)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G filed by Ernest Lazarus on July 29, 2019. The address of Ernest Lazarus is 2604 Totana Court, San Ramon, California 94583.

(13)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment No. 2 filed by Calm Waters Partnership and Richard S. Strong on January 31, 2020. Calm Waters Partnership holds shared voting and dispositive power over 3,227,572 of the indicated shares. Richard S. Strong holds shared voting and dispositive power over 3,227,572 of the indicated shares and holds sole voting and dispositive power over 177,000 of the indicated shares. The address of the reporting persons is c/o Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202.

(14)
Includes options to purchase 4,864,103 shares of common stock which may be purchased under immediately exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
During 2018, Mr. Prouty provided consulting services to the Company and received compensation of $44,000 from the Company for those services. The Company may from time to time utilize Mr. Prouty for additional consulting services and on such occasions will provide compensation to Mr. Prouty for those services. During 2019, Mr. Prouty did not provide consulting services to the Company.
Stephen P. Mandracchia served as Vice President — Legal and Regulatory and Secretary of the Company through May 3, 2019 and since that date has served the Company in a consulting role. From May 6, 2019 through December 31, 2019, Mr. Mandracchia received a monthly consulting fee of  $10,000 and such fee was increased to $12,000 per month effective January 1, 2020. During the period January 1, 2019 through May 3, 2019, Mr. Mandracchia was paid base salary of  $94,656 and was issued a stock option to purchase 25,000 shares of Company common stock at an exercise price of  $1.70 per share. During 2018, Mr. Mandracchia was paid a base salary of  $250,000 and was issued stock options to purchase an aggregate of 342,794 shares of Company common stock at an exercise price of  $1.09 per share. Mr. Mandracchia is the brother-in-law of Kevin J. Zugibe, the Company’s Chairman of the Board and Chief Executive Officer.

PROPOSAL 2
APPROVAL OF 2020 STOCK INCENTIVE PLAN
Subject to the approval of the Company’s shareholders, the Board approved the Hudson Technologies, Inc. 2020 Stock Incentive Plan (the “Stock Incentive Plan”) on April 3, 2020.
General Description of the Stock Incentive Plan
The Stock Incentive Plan may be administered by the Compensation Committee or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Stock Incentive Plan, as the Compensation Committee deems appropriate. Presently, it is anticipated that the Stock Incentive Plan, except as otherwise required in the Stock Incentive Plan, will be administered by the Compensation Committee. As used throughout this section, the term “Administrator” refers to the Board, the Compensation Committee, or other Board Committee in its role as administrator of the Stock Incentive Plan, if applicable.
Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers and other employees of, and consultants and advisors to, the Company or any of its subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan.
The following types of awards or any combination of them may be granted under the Stock Incentive Plan: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock grants, and (iv) performance awards. The maximum number of shares of Common Stock with respect to which awards may be granted to any individual participant under the Stock Incentive Plan during each of the Company’s fiscal years will not exceed 750,000 shares, subject to certain adjustments.
The aggregate number of shares of Common Stock reserved for awards under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is cancelled, forfeited, or surrendered to the Company, shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan. Incentive stock options may be granted only to participants who are executive officers or to other employees of the Company or any of its subsidiaries on the date of the grant, and non-qualified stock options may be granted to any participant in the Stock Incentive Plan. No stock option granted under the Stock Incentive Plan will be exercisable later than ten years after the date it is granted.
Set forth below is a summary of the principal features of the Stock Incentive Plan. The summary of the Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached to this proxy statement as Appendix A.
Summary of the Stock Incentive Plan
Purpose of the Stock Incentive Plan
The purpose of the Stock Incentive Plan is to provide incentives to attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”) by providing them with opportunities to acquire shares of Common Stock or to receive other awards under the Stock Incentive Plan, as applicable. Furthermore, the Stock Incentive Plan is intended to assist in further aligning the interests of participants in the Stock Incentive Plan with those of the shareholders of Hudson.

Consideration to be Received by Hudson for the Granting of Awards
The Board believes that Hudson and its Subsidiaries will significantly benefit from having Hudson’s non-employee directors, executive officers, other employees, consultants or advisors, receive options to purchase Common Stock and other awards under the Stock Incentive Plan, as applicable. Providing an opportunity to the foregoing participants in the Stock Incentive Plan to acquire Common Stock or benefit from the appreciation of Common Stock is valuable in attracting and retaining highly qualified outside directors, employees, consultants and advisors and in providing additional motivation to such persons to use their best efforts on behalf of Hudson and its shareholders.
Awards
As a single award, or in any combination, the following types of awards may be granted under the Stock Incentive Plan: (i) “Stock Options” (both “Incentive Stock Options” and “Non-Qualified Stock Options”) to acquire shares of common stock; (ii) “Stock Grants” which entitle the grantee to acquire shares of Common Stock which may be subject to certain restrictions such as restrictions on transferability; and (iii) “Performance Awards,” which entitle the grantee to receive, without payment, shares of Common Stock or the value of such shares following the attainment of performance goals. Awards are evidenced by award agreements in such forms as the Administrator approves from time to time. Each award is subject to such terms and conditions consistent with the Stock Incentive Plan, as determined by the Administrator and as set forth in the award agreement. The Administrator shall have the authority to retract any award granted under the Stock Incentive Plan in case of a material restatement of the financial statements of Hudson or if it is otherwise determined by the Administrator that the previously granted award was not earned by the participant.
Administration of the Stock Incentive Plan
The Stock Incentive Plan may be administered by the Administrator, which may be the Board or the Compensation Committee or, if the Board so determines, by other applicable Board Committee. Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers, and other employees of and consultants and advisors to, Hudson or any of its Subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Stock Incentive Plan, as the Compensation Committee deems appropriate.
The Board has the authority to establish stock grant levels and stock ownership guidelines for non-employee directors.
Eligibility and Participation
All non-employee directors, executive officers and other employees of, and consultants and advisors to, Hudson or any of its Subsidiaries, who are significantly responsible for the success and future growth and profitability of Hudson, as determined by the Administrator, are eligible to be participants in the Stock Incentive Plan. As of the date of this proxy statement, nine directors, three non-director executive officers and approximately 230 employees were eligible to be participants under the Stock Incentive Plan. We are presently unable to determine the number of consultants or advisors who may be eligible to receive awards under the Stock Incentive Plan. The number of persons covered by the Stock Incentive Plan may increase if we employ additional employees, elect additional directors or retain additional consultants and advisors. A participant’s right, if any, to continue to serve Hudson as a director, executive officer or other employee, or otherwise will not be enlarged or otherwise affected by his or her designation as a participant under the Stock Incentive Plan. Participants may receive one or more awards under the Stock Incentive Plan. To date, no awards have been granted under the Stock Incentive Plan.

Shares Subject to Awards
The aggregate number of shares of Common Stock that are currently reserved for awards, including shares underlying stock options, that may be granted under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. The maximum number of shares of Common Stock with respect to which awards may be granted or measured to any individual participant under the Stock Incentive Plan during any fiscal year of Hudson may not exceed 750,000 shares, subject to certain adjustments. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is canceled, forfeited, or surrendered to Hudson, the underlying shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan.
Stock Options
Stock Options granted under the Stock Incentive Plan may be either Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or Non-Qualified Stock Options that do not qualify as Incentive Stock Options; provided, however, that no Incentive Stock Option may be issued in tandem with a Non-Qualified Stock Option. See “U.S. Federal Income Tax Consequences.”
The Administrator determines the exercise price at which shares underlying a Stock Option may be purchased, whether an Incentive Stock Option or a Non-Qualified Stock Option. However, the exercise price of a Stock Option may not be less than the fair market value of the shares of Common Stock on the date the Stock Option is granted. No Stock Option will be exercisable later than ten years after the date it is granted. Stock Options granted under the Stock Incentive Plan are exercisable at such times as specified in the Stock Incentive Plan and the award agreement relating to the Stock Option. A participant in the Stock Incentive Plan must pay the option exercise price in cash, unless the Administrator prescribes another method consistent with applicable law and the Plan.
Incentive Stock Options may be granted only to executive officers and other employees of Hudson or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Furthermore, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of Hudson or any of its Subsidiaries, unless the exercise price is fixed at not less than 110% of the fair market value of the Common Stock on the date of grant, and such an Incentive Stock Option cannot be exercised more than five years after the date of grant.
Stock Grants
Stock Grants may be granted to non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its Subsidiaries. A Stock Grant may include restrictions on the sale or other disposition of the shares covered by the award, and Hudson may have the right to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The award agreement will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.
Performance Awards
Performance Awards may be granted to executive officers and other employees of Hudson or any of its Subsidiaries. The Administrator will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon Company-wide, divisional and/or individual performance.
Payment of earned Performance Awards may be made in shares of Common Stock or in cash and will be made in accordance with the terms and conditions prescribed or authorized by the Administrator. The participant may elect to defer, or the Administrator may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Administrator deems appropriate.

Effect of Change in Control
The Stock Incentive Plan provides for the acceleration of certain benefits in the event of a “Change in Control” of Hudson. The meaning of a “Change in Control” is either defined in the participant’s employment agreement or change-in-control agreement, if one exists, or by the Stock Incentive Plan. The Stock Incentive Plan definition includes, among other things, such events as the sale of all or substantially all of the assets of Hudson, any person becoming the beneficial owner of more than 50% of Hudson voting stock, and a merger of Hudson where Hudson stockholders own less than 51% of the voting stock of the surviving entity.
All unvested awards granted under the Stock Incentive Plan will become fully vested immediately upon the occurrence of the Change in Control and such vested awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Administrator may determine that upon the occurrence of a Change in Control, each Stock Option outstanding will terminate and the holder will receive, within 60 days upon the occurrence of the Change in Control, an amount equal to the excess of the fair market value of the shares underlying the award immediately prior to the occurrence of such Change in Control over the exercise price per share of such award. This cashout amount is payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Administrator, in its discretion, shall determine.
Adjustments to Awards Due to Changes in Hudson’s Capital Structure
In the event of any change in the shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, stock dividend, split up, spinoff, combination of shares, exchange of shares, dividend in kind, or other similar change in the corporate structure or distribution (other than normal cash dividends) to stockholders, each outstanding Stock Option will be adjusted. The adjustments will make each award exercisable thereafter for the securities, cash and/or other property as would have been received in respect of the Common Stock subject to such award had the Stock Option been exercised in full immediately prior to the change or distribution. Furthermore, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Stock Incentive Plan, the Administrator shall make equitable adjustments to, among other things, the number and kind of shares subject to outstanding awards and exercise price of outstanding awards.
Termination of Employment
Except as otherwise expressly provided, if a participant’s employment is terminated due to death or disability, then the participant’s unvested Stock Grants and unexercisable Stock Options shall become vested or exercisable, as applicable, immediately as of the date of the termination of the participant’s employment. All Stock Options that were or became exercisable as of the date of the participant’s death or such termination of employment, will remain exercisable until the earlier of  (i) the end of the one-year period following the date of the participant’s death or following the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire. All unearned or unvested Performance Awards held by the participant (with a minimum of one year into the performance period) on the date of the participant’s death or the date of such termination of his or her employment, as the case may be, will immediately become earned or vested as of such date and will be paid out or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of such termination of his or her employment on a pro-rated basis.
Except as otherwise expressly provided, a participant whose employment is voluntarily terminated by the participant, or whose employment is terminated for cause, as defined in the Stock Incentive Plan, forfeits all awards, whether or not vested, exercisable or earned, granted to the participant.
Unless otherwise provided by the Administrator, a participant whose employment is terminated for any reason, other than for cause, death or disability, including, without limitation, retirement, forfeits all unvested, unexercisable and unearned awards granted to the participant. All exercisable Stock Options held by the participant on the date of the termination of his or her employment for any reason other than for voluntary termination, cause, death or disability will remain exercisable until the earlier of  (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire. The Stock Incentive Plan’s provisions relating to termination of employment may be modified in the discretion of the Administrator.
Transferability
Each award granted under the Stock Incentive Plan which is subject to restrictions on transferability and/or exercisability is not transferable otherwise than by will or the laws of descent and distribution, and/or is exercisable, during the participant’s lifetime, only by the participant. The Administrator may allow a Stock Option to be exercisable during a period after the death of the participant by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option will pass by will or the laws of descent and distribution. The Administrator also may permit an award (other than an Incentive Stock Option) to be transferred by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award agreement.
Amendment of Awards
The terms and conditions applicable to any award may be amended or modified by mutual agreement between Hudson and the participant or any other persons as may then have an interest in the award. Also, by mutual agreement between Hudson and a participant under the Stock Incentive Plan or under any other present or future plan of Hudson, awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted to a participant under the Stock Incentive Plan or any other present or future plan of Hudson.
Term and Amendment of the Stock Incentive Plan
If the Stock Incentive Plan is approved at the Annual Meeting it will terminate on June 11, 2030, unless terminated sooner by the Board or the Administrator. Subject to the provisions of the Stock Incentive Plan, the Board or the Administrator, if other than the Board, may amend the Stock Incentive Plan from time to time, and suspend or terminate the Stock Incentive Plan at any time. Without stockholder approval, no amendment may (i) increase the total number of shares which may be issued under the Stock Incentive Plan or the maximum number of shares with respect to which Stock Options and other awards that may be granted to any individual under the Stock Incentive Plan; (ii) modify the requirements as to eligibility for awards under the Stock Incentive Plan; (iii) disqualify any Incentive Stock Options granted under the Stock Incentive Plan; or (iv) effect the repricing of Stock Options.
U.S. Federal Income Tax Consequences
The following information summarizes the material U.S. federal income tax consequences upon participants and the Company with respect to the grant and exercise of stock options under the Stock Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. This summary is qualified in its entirety by reference to the applicable provisions of the Code and the regulations adopted under the Code, each as in effect on the date hereof.
Participants are encouraged to consult their own tax advisors regarding the municipal, state, U.S. federal and foreign income tax consequences in their particular circumstances and with respect to their particular awards. The provisions of the Code described in this section include current U.S. federal income tax law only and do not reflect any proposals to revise current tax law. The U.S. federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the U.S. federal income tax consequences applicable to persons who are not subject to Section 16(b).
To ensure compliance with IRS Circular 230, stockholders are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by a stockholder, for the purpose of avoiding penalties that may be imposed on the stockholder under the Internal Revenue Code, (b) such discussion is written in connection with this proxy statement and the matters addressed herein, and (c) a stockholder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Incentive Stock Options
Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of: (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Hudson will not be entitled to any income tax deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Hudson will receive a corresponding income tax deduction in an amount equal to the excess of  (i) the lesser of  (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short- term or long-term capital gain and any loss will be long-term or short-term capital loss, as applicable. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.
The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (“AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.
An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.
Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.
For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.
Non-Qualified Stock Options
Generally, there will be no U.S. federal income tax consequences to either the optionee or Hudson on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Hudson will generally be entitled to a U.S. federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that Hudson complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.
Stock Grants
The taxability of a Stock Grant to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Grant is either “transferable” or not “subject to a substantial risk of forfeiture” (both as determined for Federal income tax purposes), a participant will recognize taxable ordinary income on the date of grant. If a Stock Grant is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Grant becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Grant that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.
Performance Awards
The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to U.S. federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.
Application of Code Section 409A to Deferred Compensation Arrangements
The Stock Incentive Plan provides that, under certain circumstances, the receipt of a benefit resulting from an award under the Stock Incentive Plan may be electively deferred by the participant (or the Administrator, as applicable) to a time that is later than the year in which such benefit becomes vested. To the extent that a participant makes such a deferral election, Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004 (the “Jobs Act”), subjects the deferral arrangement to certain substantive requirements including (among other items) deferral election and payment timing requirements. In the event that a deferral arrangement fails to comply with Code Section 409A in form or operation, a participant may become subject to: (i) the imposition of U.S. federal income tax (and potentially state and local income tax) on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits are no longer subject to a substantial risk of forfeiture); (ii) a penalty tax of 20 percent of the includable amount (in addition to the regular income tax at ordinary income rates); and (iii) interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income. The Stock Incentive Plan specifically provides that any awards in connection therewith shall be structured in a manner (as determined by the Board) that is intended to comply with the requirements of Section 409A, and that any deferrals of payments under the Plan (whether requested by the participant or otherwise required by the Compensation Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not (in the judgment of the Board) cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code. Generally speaking, Section 409A of the Code does not apply to incentive stock options and nonqualified stock options granted at fair market value if no deferral is provided beyond exercise, or to restricted stock. Because the tax consequences to any participant in the Stock Incentive Plan may depend upon such person’s situation, as well as the uncertain application of Code Section 409A, each participant in the Stock Incentive Plan should consult his or her tax advisor as to the federal, state and local and other tax consequences with respect to the grant or exercise of an option or any other award granted under the Stock Incentive Plan.
Withholdings of Tax; Company Deduction
Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to Hudson provided Hudson complies with certain reporting requirements. Under Code Section 162(m), however, Hudson will be denied a deduction for certain compensation if it exceeds $1,000,000 paid.
Hudson is entitled to withhold, or secure payment from a participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by Hudson with respect to any amount payable or shares issuable under a participant’s award.
Equity Compensation Plan Information
The following table provides certain information with respect to all of Hudson’s equity compensation plans as of December 31, 2019.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans proved by security holders	7,042,377	$1.01	77,400
Equity compensation plans not approved by security holders	0	—	0
Total	7,042,377	$1.01	77,400
As of the Record Date, the Company had 77,400 shares available for future issuance of grants under all available equity compensation plans of the Company.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPANY’S 2020 STOCK INCENTIVE PLAN

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT
General
Our Board of Directors (the “Board”) has approved, subject to shareholder approval, a certificate of amendment to our certificate of incorporation, as amended (the “Certificate of Amendment”) to effect a reverse stock split of our outstanding common stock at a ratio of not less than 1-for-2 and not more than 1-for-10, with the exact ratio to be set within this range by our Board in its sole discretion (the “Reverse Stock Split”). Our Board may alternatively elect to abandon such proposed Certificate of Amendment and not implement the Reverse Stock Split authorized by shareholders, in its sole discretion.
The form of the proposed Certificate of Amendment to implement the Reverse Stock Split is attached as Appendix B to this proxy statement. The Certificate of Amendment that will be filed to implement the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our Board, within the range approved by our shareholders.
If the Reverse Stock Split Proposal is approved by our shareholders, our Board would have the sole discretion to implement the Reverse Stock Split, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-10. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our shareholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “— Criteria to be Used for Decision to Apply the Reverse Stock Split.”
If the Reverse Stock Split Proposal is approved by our shareholders, the Reverse Stock Split would become effective upon the time specified in the Certificate of Amendment as filed with the Secretary of State of the State of New York. (We refer to this date as the “Effective Date.”) The exact timing of the filing of the Certificate of Amendment and the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders; provided, that the Reverse Stock Split shall not be implemented after the first anniversary of the date of this annual meeting. Assuming that our shareholders now approve the Certificate of Amendment, we intend for the Effective Date to occur shortly following the Special Meeting. By approving this Reverse Stock Split Proposal, our shareholders are also authorizing us to make any changes to the Certificate Amendment that the Secretary of State of the State of New York requires or that our Board or management deems necessary and advisable to effect the Reverse Stock Split, so long as those changes do not alter the Reverse Stock Split ratio. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by our shareholders, to abandon the Certificate of Amendment and the Reverse Stock Split if, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of New York, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed.
The primary purpose for effecting the Reverse Stock Split is to increase the per-share trading price of our common stock so as to:
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maintain the listing of our common stock on the Nasdaq Stock Market (“Nasdaq”) and avoid a delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below);

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broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and

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make our common stock a more attractive investment to institutional investors.

In evaluating the Reverse Stock Split, our Board has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Stock Split Proposal, our Board determined that these potential negative factors were outweighed by the potential benefits.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our shareholders approve this Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-10 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:
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Nasdaq’s minimum price-per-share requirements;

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the historical trading prices and trading volume of our common stock;

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the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

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the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

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the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

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business developments affecting us; and

•
prevailing general market and economic conditions.

Reasons for the Reverse Stock Split
Our Board is seeking authority to implement the Reverse Stock Split with the primary intent of increasing the price of our common stock in order to meet the price criteria for continued listing on Nasdaq. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “HDSN.” Our Board believes that, in addition to increasing the price of our common stock to meet the price criteria for continued listing on Nasdaq, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our and our shareholders’ best interests.
Our common stock has been trading below $1.00 since June 19, 2019. On August 1, 2019, we received a letter from the Listing Qualifications Department (the “Staff”) of Nasdaq, indicating that, based on the closing bid price of our common stock for the 30 trading days prior to our receipt of the letter, we no longer met Nasdaq’s minimum $1.00 bid price requirement per share for continued listing on The Nasdaq Capital Market (the “Bid Price Rule”). We had 180 calendar days from the date of the notice, or until January 28, 2020, in which to regain compliance. We did not regain compliance with the Bid Price Rule by January 28, 2020 and, as a result, on January 30, 2020, we received a second notice from Nasdaq that, while we had not regained compliance with the minimum bid price requirement, Nasdaq determined that we were eligible for an additional 180-day period, or until July 27, 2020, to regain compliance. Nasdaq’s determination was based on (i) our meeting the continued listing requirement for market value of its publicly held shares and all other applicable initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and (ii) our providing written notice to Nasdaq of our intent to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. If at any time during this second, 180-day period the closing bid price of our common stock is at least $1.00 per share for at least a minimum of 10 consecutive business days, Nasdaq will provide written confirmation of compliance. If compliance cannot be demonstrated by July 27, 2020, Nasdaq will provide written notification that our common stock will be subject to delisting. At that time, we may appeal the delisting determination to a Nasdaq hearings panel. By effecting the Reverse Stock Split, we believe that we can increase our stock price and bring it within Nasdaq’s minimum bid requirement pursuant to Nasdaq’s listing rules.

In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, our shares. Delisting would likely also reduce the visibility, liquidity and value of our common stock, including as a result of reduced institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of current and potential industry partners, customers, vendors, lenders and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.
In addition, our Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.
Although we expect that the Reverse Stock Split will result in an increase in the per share market price of our common stock, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which would be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Certain Risks Associated with the Reverse Stock Split
There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
Further, the liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the proposed Reverse Stock Split may increase the number of shareholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.
While our Board has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share in order to meet the requirements of the Bid Price Rule, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.
Effect of the Reverse Stock Split
If this Reverse Stock Split Proposal is approved by our shareholders and our Board elects to implement the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. As of the Effective Date of the Reverse Stock Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and other rights to acquire our common stock. In addition, as of the Effective Date of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our stock plans.
Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock, it would result in a relative increase in the number of authorized and unissued shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow our Company to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our Company’s shareholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.
The Reverse Stock Split would be implemented simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our shareholders uniformly and would not change any shareholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our shareholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split and in lieu thereof any shareholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Reverse Stock Split share amount rounded up to the nearest whole share (which we describe below under “Fractional Shares”). The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.
After the Effective Date of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.
The following table contains approximate information, based on share information as of March 31, 2020, relating to our outstanding common stock assuming Reverse Stock Split ratios of 1-for-2, 1-for-3, 1-for-5, and 1-for-10, which reflect the range that our shareholders are being asked to approve. In addition, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding and (ii) the number of shares of our common stock that would be authorized under our 2014 Stock Incentive Plan and 2018 Stock Incentive Plan (the “Plans”).
	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-3	Reverse Stock Split Ratio of 1-for-5	Reverse Stock Split Ratio of 1-for-10
Number of Shares of Common Stock Issued and Outstanding	42,628,560	21,314,280	14,209,520	8,525,712	4,262,856
Number of Shares of Common Stock Authorized under our Plans	7,000,000	3,500,000	2,333,334	1,400,000	700,000
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The per-share exercise price of our outstanding stock options would increase proportionately based on the Reverse Stock Split ratio, and the number of shares of our common stock issuable upon the exercise of those options would be reduced proportionately, in accordance with the Plans. Similarly, the number of shares underlying all of our other outstanding equity-based awards (e.g., our restricted stock held by our directors and employees) would be reduced proportionately, in accordance with the Plans.
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The Reverse Stock Split will likely increase the number of our shareholders who own “odd lots” (i.e., lots with less than 100 shares). Odd-lot shares may be more difficult to sell, and brokerage commissions and other transaction costs on odd-lots shares are generally higher than for “round lots” (i.e., lots with even multiples of 100 shares).

The Reverse Stock Split will not, however, affect the total number of shares of all classes of our capital stock that we are authorized to issue, including the total number of authorized shares of our common stock and preferred stock.
Further, the Reverse Stock Split will not affect the par value or any of the other terms of our common stock. After the Reverse Stock Split:
•
All shares of our common stock will have the same voting, dividend and distribution rights as immediately before the Reverse Stock Split.

•
We will continue to be subject to the same periodic reporting and other requirements relating to our securities under the Exchange Act, as immediately before the Reverse Stock Split.

•
We will continue to list our common stock on Nasdaq under the symbol “HDSN”, as immediately before the Reverse Stock Split.

In addition, the Reverse Stock Split will not itself immediately affect our overall market capitalization, i.e., our market capitalization immediately before the Reverse Stock Split will be the same as immediately after the Reverse Stock Split, except as a result of any rounding up of  “fractional shares” as described below. However, if our trading price increases or declines over time following the Reverse Stock Split, we will have a higher or lower market capitalization depending on that trading price.
Potential Anti-Takeover Effect
SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our Board determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board is not aware of any attempt to take control of our business and has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the Reverse Stock Split.
Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates
If shareholders approve the Reverse Stock Split Proposal, and if our Board determines to implement the Reverse Stock Split (with the ratio to be determined in the discretion of the Board within the parameters described), we will file the Certificate of Amendment with the Secretary of State of the State of New York and certain regulatory bodies reflecting the designated ratio. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “Effective Time” and the “Effective Date,” respectively. The Effective Time of the Certificate of Amendment shall be determined in the discretion of our Board and in accordance with applicable law; provided, that the Reverse Stock Split shall not be implemented after the first anniversary of the date of this annual meeting. As discussed above under the heading “— Effect of the

Reverse Stock Split”, after the Certificate of Amendment becomes effective, the shares of our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our common stock. As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Stock Split has been implemented.
Beneficial Owner
Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders in “street name” through a broker, bank or other nominee in the same manner as shareholders of record whose shares are registered in their names. Brokers, banks and other nominees will be instructed to implement the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, these brokers, banks and other nominees may have different procedures than shareholders of record for processing the Reverse Stock Split. If a shareholder holds shares of our common stock with a broker, bank or other nominee and has any questions about the Reverse Stock Split, the shareholder is encouraged to contact its nominee.
Holders of Certificated Shares of Common Stock
As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. Shareholders of record at the time of the Reverse Stock Split who hold shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent, Continental Stock Transfer & Trust Company, after the effective time that will contain the necessary materials and instructions on how a shareholder should surrender its certificates representing shares of our common stock to the transfer agent. Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.
Fractional Shares
To avoid having any fractional shares of our common stock (i.e., less than one full share of common stock) outstanding as a result of the Reverse Stock Split, no fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of the post-Reverse Stock Split common stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each common shareholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.
No Appraisal Rights
No action is proposed herein for which the laws of the State of New York, or our certificate of incorporation or bylaws, provide a right to our shareholders to dissent and obtain appraisal of, or payment for, such shareholders’ capital stock.
Accounting Matters
The Reverse Stock Split would not affect the par value of our common stock per share, which would remain $0.01 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the Effective Date of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. In addition, following the Reverse Stock Split, reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding and we would adjust historical per share amounts set forth in our future financial statements.
Reservation of Right to Abandon the Certificate of Amendment
Our Board reserves the right to abandon the amendment to our certificate of incorporation described in this Reverse Stock Split Proposal without further action by our shareholders at any time before the effective time, even if shareholders approve such amendment at the annual meeting. By voting in favor of this Reverse Stock Split Proposal, shareholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if  (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person. This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income.
In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, shareholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all shareholders.
Each shareholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.
Tax Consequences to the Company.   The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders.   A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except U.S. Holders whose fractional share resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor, increased by the amount of any income or gain attributable to the rounding up of fractional shares as described above. The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor, except that the portion of the shares received by a U.S. Holder that are attributable to the rounding up of fractional shares resulting in the recognition of gain as described above will have a holding period commencing on the effective date of the Reverse Stock Split. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares. No gain or loss will be recognized by us as a result of the proposed Reverse Stock Split.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation and our view regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO IMPLEMENT A
REVERSE STOCK SPLIT

PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Company is asking its shareholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement pursuant to the Securities Exchange Act and related SEC rules and regulations. At our 2019 annual meeting of shareholders, the shareholders voted, on an advisory basis, in favor of annual votes with respect to named executive officer compensation, and our Board of Directors has agreed to implement annual votes with respect thereto.
Our compensation structure is established by our Compensation Committee and is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of shareholder value, to reward executives when the Company performs financially or operationally well, to align the financial interests of our executives with the interests of our shareholders, and to be competitive within our industry without targeting or setting compensation at specific benchmark percentiles. Our Compensation Committee’s philosophy is to balance the named executive officers’ short-term compensation with long-term compensation in order to align their interests with the interests of our shareholders. Within this framework, our Compensation Committee strives to maintain executive compensation that is fair, reasonable, and competitive.
In accordance with the Securities Exchange Act, and as a matter of good corporate governance, the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the shareholders of Hudson Technologies, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the ‘Compensation Discussion and Analysis’ and the related accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the fiscal 2020 Annual Meeting of Shareholders.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee values the input of our shareholders and will carefully review and consider the voting results when evaluating our named executive officer compensation program.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE
COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
BDO USA, LLP has audited and reported upon our financial statements for our fiscal year ended December 31, 2019. The Audit Committee of the Board has re-appointed BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2020. Although shareholder approval of the appointment of BDO USA, LLP is not required by law, the Audit Committee and the Board believe that it is advisable to give shareholders an opportunity to ratify this appointment. In view of the difficulty and expense involved in changing auditors on short notice, however, should the shareholders not ratify the selection of BDO USA, LLP, it is contemplated that the appointment of BDO USA, LLP for the fiscal year ending December 31, 2020 will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Audit Committee select other auditors for the following year. Furthermore, although the appointment of BDO USA, LLP is being submitted for shareholder ratification, the Audit Committee reserves the right, even after ratification by shareholders, to change the appointment of BDO USA, LLP as our independent registered public accountants, at any time during the 2020 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
In addition to retaining BDO USA, LLP to audit the Company’s financial statements, we have engaged BDO USA, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO USA, LLP to the Company in connection with services rendered during the years ended December 31, 2019 and December 31, 2018.
Audit Fees.   The aggregate fees billed by BDO USA, LLP for professional services rendered for the audits and reviews of the Company’s financial statements for the years ended December 31, 2019 and 2018 totaled $785,060 and $1,063,680, respectively.
Audit-Related Fees.   In 2019 and 2018, the aggregate fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements were $0 and $52,250, respectively. The fees in 2018 were related to consultations related to the Company’s acquisition of Airgas-Refrigerants, Inc.
Tax Fees.   In 2019 and 2018 the aggregate fees billed by BDO USA, LLP for professional services rendered for tax advice totaled $101,600 and $127,068, respectively.
All Other Fees.   In 2019 and 2018, all other fees billed by BDO USA LLP for professional services rendered other than the services described in the paragraphs caption “Audit Fees”, “Audit Related Fees” and “Tax Fees” were $326,713 and $77,539, respectively.
The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing services provided by BDO USA, LLP in 2019. Consistent with the Audit Committee’s responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing services provided by BDO USA, LLP.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

SHAREHOLDER PROPOSALS
Shareholders who wish to present proposals appropriate for consideration at the 2021 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about June 2021 must submit the proposal in proper form in a manner consistent with our By-Laws, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than December [•], 2020 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.
After the December [•], 2020 deadline, a shareholder may present a proposal at the Company’s 2021 Annual Meeting if advance notice of the proposal is submitted in writing to the Company’s Chairman of the Board, c/o Corporate Secretary, at the address set forth above no earlier than February 11, 2021 and no later than March 13, 2021. In the event that the Annual Meeting of Shareholders to be held in 2021 is held either before May 12, 2021 or after August 10, 2021, then the notice must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public announcement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting. If timely submitted and otherwise in compliance with our By-Laws, the shareholder may present the proposal at that Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.
In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2021 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof  (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
OTHER INFORMATION
In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation in person, or by telephone, facsimile, email, or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of Hudson common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by Hudson.
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019 IS BEING FURNISHED HEREWITH AS PART OF THE ANNUAL REPORT TO SHAREHOLDERS TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.
COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:
HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
Pearl River, New York 10965
ATTENTION: Nat Krishnamurti, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 11, 2020
The Company’s proxy statement and Annual Report to Shareholders are available online at http://shareholdermaterial.com/hdsn/
The Company’s Annual Meeting of Shareholders will be held on Thursday, June 11, 2020 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. You may obtain directions to the Pearl River Hilton by contacting the Pearl River Hilton at (845) 735-9000, or by accessing their website at http://www3.hilton.com/en/hotels/new-york/hilton-pearl-river-PRLBHHF/maps-directions/index.html#. The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.
By order of the Board of Directors
Kevin J. Zugibe, P.E.
Chairman of the Board
April [•], 2020

Appendix A
HUDSON TECHNOLOGIES, INC.
2020 STOCK INCENTIVE PLAN
1.
Purpose

The 2020 Hudson Technologies, Inc. Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants and advisors to, Hudson Technologies, Inc. (the “Company”) or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”), by providing them opportunities to acquire shares of common stock, par value $.01 per share, of the Company (“Common Stock”) or to receive other Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in further aligning the interests of such non-employee directors, executive officers and other employees, consultants and advisors, with those of the stockholders of the Company.
2.
Administration

a.   The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. Unless the Board determines otherwise, the Committee shall be comprised of at least two members. All members of the Committee shall (i) meet the independence requirements of applicable law and the rules and regulations of the Nasdaq Stock Market (“Nasdaq”), and (ii) qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all persons and entities, including participants and their legal representatives. However, the Board shall have the authority to establish the level of stock options or stock awards granted under the Plan, as well as stock grant levels and stock ownership guidelines, for the non-employee directors.
b.   No member of the Board, no member of the Committee or subcommittee thereof, and no agent of the Committee who is an employee of the Company, shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
c.   The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries. The Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Plan, as the Committee deems appropriate. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.
3.
Participants

Participants shall consist of such non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries and outside contractors who the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and who the Committee may designate from time to time to receive Awards under the Plan. Designation as a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type, amount and other terms of Awards.
4.
Types of Awards and Vesting Restrictions

Awards under the Plan may be granted in any one or a combination of  (1) Stock Options, (2) Stock Grants, and (3) Performance Awards (individually an “Award,” and collectively, “Awards”). Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
5.
Common Stock Available Under the Plan

a.   Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including shares of Common Stock underlying Stock Options, granted under this Plan shall be 3,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 9 below. Notwithstanding the preceding sentence, but subject to adjustments pursuant to Section 9 below, the number of shares that are available for incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code shall be determined by reducing the number of shares designated in the preceding sentence by the number of shares issued under the Plan, or granted pursuant to outstanding Awards (whether or not shares are issued pursuant to such Awards), provided that any shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award or in connection with a tax withholding right shall be available for issuance pursuant to future incentive stock options.
b.   Maximum Limits. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any participant during any fiscal year of the Company shall not exceed 750,000 shares, subject to any adjustment made in accordance with Section 10 below.
c.   Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Grant or Performance Award, which for any reason are cancelled, forfeited, or surrendered to the Company, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5.a above but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards that any individual participant may receive pursuant to Section 5.b above.
6.
Stock Options

a.   In General. The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) Incentive Stock Options, or (ii) Stock Options which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options”). The Committee may grant to a participant in the Plan one or more Incentive Stock Options,

Non-Qualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.
b.   Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 14 below) of Common Stock on the date the Stock Option is granted.
c.   Payment of Exercise Price. Unless otherwise provided by the Committee, the Stock Option exercise price must be paid in cash. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.
d.   Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.
e.   Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are executive officers or other employees of the Company or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.
f.   Alternative Settlement of Option. If provided in an Award agreement, or upon the receipt of written notice of exercise, or as otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Stock Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.
7.
Stock Grants

The Committee is authorized to grant Stock Grants to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Grants and the number of shares of Common Stock underlying each Stock Grant. Each Stock Grant shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment with, or services performed for, the Company or any of its Subsidiaries within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Grant and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.
8.
Performance Awards

a.   In General. The Committee is authorized to grant Performance Awards to executive officers and other employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such executive officers and other employees who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
b.   Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. Subject to Section 20 below, if permitted by the Committee, the participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.
9.
Adjustment Provisions

If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Subsidiaries or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.
10.
Change in Control

a.   Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 10(b) below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change of Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change of Control, subject to requirements of applicable laws and regulations.
b.   Definition. For purposes of this Section 10, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect,

“Change in Control” shall have the same definition as the definition of  “change in control” contained in such employment agreement or change-in-control agreement, or (ii) if  “Change in Control” is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:
(1)   any person or other entity (other than any of the Company’s Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);
(2)   the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;
(3)   the Company’s Common Stock shall cease to be publicly traded;
(4)   the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company’s Subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or
(5)   a change in the Company’s Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 23(a) below) of the Plan (the “Incumbent Directors”) no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.
c.   Cashout. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate and such holder shall receive, within 60 days upon the occurrence of the Change of Control, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to or upon the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
11.
Termination of Employment

a.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated due to death or disability:
(1)   all unvested Stock Grants held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become vested as of such date;
(2)   all unexercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of  (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire;
(3)   all exercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall remain exercisable until the earlier of  (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire; and

(4)   all unearned and/or unvested Performance Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, with regard to which a minimum of one year of the performance period (as defined by the Committee) has elapsed, shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, on a pro-rated basis.
b.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated by the Company for Cause (as defined in Section 11(f) below), or if a participant voluntarily terminates the participant’s employment, all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause, or on the date of the participant’s voluntary termination of employment, shall immediately be canceled as of such date.
c.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated for any reason other than as provided in Section 11(b) above, or other than due to death or disability:
(1)   all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and
(2)   all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of  (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire.
d.   Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that:
(1)   any or all unvested Stock Grants held by the participant on the date of the termination of the participant’s employment shall immediately become vested as of such date;
(2)   any or all unexercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment;
(3)   any or all exercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment; and/or
(4)   a participant shall immediately become vested in all or a portion of any earned Performance Awards held by such participant on the date of the termination of the participant’s employment, and such vested Performance Awards (or portion thereof) and/or any unearned Performance Awards (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.
e.   Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 11 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 11(a)(3) above shall only apply if the participant’s disability satisfies the requirement of  “permanent and total disability” as defined in Section 22(e)(3) of the Code.

f.   For purposes of this Section 11, (i) if there is an employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall have the same definition as the definition of “cause” contained in such employment agreement; or (ii) if  “Cause” is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall include, but is not limited to:
(1)   any willful and continuous neglect of or refusal to perform the employee’s duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant’s ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;
(2)   the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;
(3)   intentional provision of services in competition with the Company or any of its Subsidiaries, or intentional disclosure to a competitor of the Company or any of its Subsidiaries of any confidential or proprietary information of the Company or any of its Subsidiaries; or
(4)   any similar conduct, including, without limitation, disparagement of the Company or any of its Subsidiaries, by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.
For purposes of this Section 11, the Committee shall have the authority to determine whether the “Cause” exists and whether subsequent actions on the part of the participant have cured the “Cause.”
12.
Transferability

Each Award granted under the Plan to a participant who is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable in accordance with Section 11 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.
13.
Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options to assist the participant, excluding an executive officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of the Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment, in addition to those specifically provided for under the Plan. In addition, except as otherwise provided herein (including, without limitation Section 20 hereof), a participant may defer receipt or payment of any Award granted under this Plan, in accord with the terms of any deferred compensation plan or arrangement of the Company. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company, or as otherwise required by law.

14.
Fair Market Value

For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of Common Stock on the date of grant in the case of a Stock Option or date of reference for any other Award (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradable, the amount determined in good faith by the Committee as the fair market value of Common Stock.
15.
Withholding

All payments or distributions of Awards made, and if applicable any shares of Common Stock issued, pursuant to the Plan shall be subject to satisfaction of tax witholding pursuant to applicable federal, state and local or foreign tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan or a participant, it may require the participant receiving such Common Stock to remit to it or to the Subsidiary that employs such participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Subsidiary employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as the case may be, to the participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local or foreign withholding taxes arising in connection with any Award consisting of, or resulting in the issuance of, shares of Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.
16.
Tenure

A participant’s right, if any, to continue to serve the Company or any of its Subsidiaries as a non-employee director, executive officer, other employee, consultant or advisor or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
17.
Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
18.
No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
19.
Duration, Amendment and Termination

No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 19 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any individual under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) effect the repricing of Stock Options; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.
20.
Compliance with Section 409A of the Code

Notwithstanding anything to the contrary set forth herein, any Award granted under this Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award shall comply with the requirements of Section 409A if the Code. Such restrictions, if any, shall be determined by the Board. For example, any deferrals of payments to any participant (whether requested by the participant of otherwise required by the Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code.
21.
Governing Law

This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).
22.
Severability

In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
23.
Effective Date

a.   The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the “Effective Date”) and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.
b.   This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

Appendix B
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
HUDSON TECHNOLOGIES, INC.
Under Section 805 of the Business Corporation Law
The undersigned, being the Chairman and Chief Executive Officer of HUDSON TECHNOLOGIES, INC., does hereby certify:
1.
The name of the corporation is HUDSON TECHNOLOGIES, INC. It was formed under the name REFRIGERANT RECLAMATION INDUSTRIES, INC.

2.
The Certificate of Incorporation of the corporation was filed by the Department of State of the State of New York on January 11, 1991.

3.
The Certificate of Incorporation of the corporation is hereby amended as authorized by Section 801 of the Business Corporation Law and in accordance with Section 805(a)(4) of the Business Corporation Law to implement a one-for-[number to be determined from two to ten] reverse split of the corporation’s outstanding Common Stock, par value $0.01 per share. The One Hundred Million (100,000,000) presently authorized shares of the corporation’s Common Stock, and the $0.01 par value per share of the corporation’s Common Stock, are remaining unchanged. The number of outstanding shares of the corporation’s Common Stock immediately prior to the reverse stock split are [number] and the number of outstanding shares of the corporation’s Common Stock immediately following the reverse stock split are [number] (subject to rounding described herein). The Five Million (5,000,000) presently authorized shares of the corporation’s Preferred Stock, and the $0.01 par value per share of the corporation’s Preferred Stock, are remaining unchanged. The number of outstanding shares of the corporation’s Preferred Stock immediately prior to the reverse stock split are zero and the number of outstanding shares of the corporation’s Preferred Stock immediately following the reverse stock split are zero. To effectuate the foregoing, Article 5 of the corporation’s Certificate of Incorporation is hereby amended by adding the following to the end of said Article 5:

“Each [number to be determined from two to ten] shares of Common Stock issued and outstanding or held in treasury immediately prior to the filing hereof shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the corporation or any holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur without any further action on the part of the corporation or the holder thereof and whether or not certificates representing such holder’s shares prior to the Reverse Stock Split are surrendered for cancellation. No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior thereto represented shares of Common Stock (“Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, plus any additional fraction of a share of Common Stock to round up to the next whole share. The One Hundred Million (100,000,000) presently authorized shares of the corporation’s Common Stock, and the $0.01 par value per share of the corporation’s Common Stock, are remaining unchanged. The Five Million (5,000,000) presently authorized shares of the corporation’s Preferred Stock, and the $0.01 par value per share of the corporation’s Preferred Stock, are remaining unchanged.”
4.
The amendment of the Certificate of Incorporation set forth herein reduces the stated capital of the corporation, based upon the reduction in the outstanding Common Stock implemented pursuant to the reverse stock split effected hereby.

B-1

5.
The amendment of the Certificate of Incorporation set forth herein was authorized by the vote of the members of the corporation’s Board of Directors taken at a duly authorized meeting of the Board of Directors, followed by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of the corporation’s shareholders.

IN WITNESS WHEREOF, I have hereunto executed this Certificate of Amendment this             day of            , 2020.
HUDSON TECHNOLOGIES, INC.
By: Kevin J. Zugibe Chairman of the Board and Chief Executive Officer
B-2

HUDSON TECHNOLOGIES, INC.
PO Box 1541, One Blue Hill Plaza
Pearl River, New York 10965
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 11, 2020
The Company’s proxy statement, and Annual Report to Shareholders, including the Annual Report on Form 10-K for the year ended December 31, 2019, are available on line at http://www.shareholdermaterial.com/hdsn/
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints KEVIN J. ZUGIBE and NAT KRISHNAMURTI, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) on Thursday, June 11, 2020, at 10:00 AM, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:
1.
To elect a class of five directors to the Board of Directors:

NOMINEES:
01) Richard D. Caruso 02) Dominic J. Monetta 03) Richard Parrillo 04) Eric A. Prouty 05) Kevin J. Zugibe	☐ FOR all nominees listed to the left (except as marked to the contrary below).
☐ WITHHOLD AUTHORITY to vote for all nominees listed to the left.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space above.)
2.
To approve the Company’s 2020 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To approve an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
To approve, by non-binding advisory vote, named executive officer compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
To ratify the appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending December 31, 2020.

☐ FOR	☐ AGAINST	☐ ABSTAIN
(Continued and to be signed on reverse side)

6.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” THE OTHER PROPOSALS LISTED ABOVE.
DATED: , 2020
Please sign exactly as name appears hereon.
When shares are held by joint tenants, both
should sign. When signing as attorney,
executor, administrator, trustee or guardian,
please give full title as such. If a corporation,
please sign in full corporate name by President
or other authorized officer. If a partnership,
please sign in partnership name by authorized
person.
Signature
Signature if held jointly
Please mark, sign, date and return this proxy card promptly using the enclosed envelope.